UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020 (June 11, 2020)

G1 THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38096	26-3648180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	700 Park Offices Drive Suite 200 Research Triangle Park, NC	27709
	(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (919) 213-9835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	GTHX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2020, the Company held its 2020 annual meeting of stockholders. At the meeting, the stockholders: (1) re-elected each of Garry A. Nicholson, Mark A. Velleca, M.D., Ph.D., and Glenn P. Muir to the Company’s Board of Directors, each as a Class III director for a term of three years to serve until the 2023 annual meeting of stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal (the “Election of Directors”); (2) approved, on a non-binding basis, compensation awarded or paid to the Company’s named executive officers for the fiscal year of 2019 (the “Advisory Vote on the Compensation of Our Named Executive Officers”); and (3) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (the “Ratification of Selection of Independent Registered Public Accounting Firm”). A more complete description of these matters is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2020.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

1.    Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Nonvotes
Garry A. Nicholson	25,451,946	2,664,218	3,793,515
Mark A. Velleca, M.D., Ph.D	26,578,419	1,537,745	3,793,515
Glenn P. Muir	24,708,515	3,407,649	3,793,515

2.    Advisory Vote on the Compensation of Our Named Executive Officers

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
24,148,423	954,778	3,012,963	3,793,515

3.    Ratification of Selection of Independent Registered Public Accounting Firm

Shares Voted For	Shares Voted Against	Shares Abstaining
31,861,573	47,828	278

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

G1 THERAPEUTICS, INC.

By:	/s/ James Stillman Hanson
James Stillman Hanson
General Counsel

Date: June 12, 2020